Exhibit 99.1

 Opus Genetics R&D Science Forum  June 16, 2026 | 10:00 AM – 12:00 PM ET

 Certain statements contained in this presentation are not statements of historical fact and are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance. Such statements include, but are not limited to, statements concerning our data from and future enrollment for our clinical trials, our pipeline of additional indications and anticipated regulatory milestones.   In some cases, you can identify forward-looking statements by the following words: “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes to identify these forward-looking statements.  These forward-looking statements reflect our management’s beliefs and views with respect to future events, are based on estimates and assumptions as of the date of this presentation and are subject to risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those in these forward-looking statements, including, without limitation: our gene therapy product candidates are based on a novel technology and manufactured by a third party, which may result in delays and difficulties in obtaining regulatory approval; our planned clinical trials may face substantial delays, result in failure, or provide inconclusive or adverse results that may not satisfy U.S. Food and Drug Administration (“FDA”) requirements to further develop our therapeutic products; delays or difficulties associated with patient enrollment in clinical trials may affect our ability to conduct and complete those clinical trials and obtain necessary regulatory approvals; changes in regulatory requirements could result in increased costs or delays in development timelines; we depend heavily on the success of our product pipeline; if we fail to find strategic partners or fail to adequately develop or commercialize our pipeline products, our business will be materially harmed; others may discover, develop, or commercialize products similar to those in our pipeline before or more successfully than we do or develop generic variants of our products even while our product patents remain active, thereby reducing our market share and potential revenue from product sales; we do not currently have any sales or marketing infrastructure in place and we have limited drug research and discovery capabilities; the future commercial success of our products could significantly depend upon several uncertain factors, including third-party reimbursement practices and the existence of competitors with similar products; product liability lawsuits against us or our suppliers or manufacturers could cause us to incur substantial liabilities and could limit commercialization of any product candidate that we may develop; failure to comply with health and safety laws and regulations could lead to material fines; we have not generated significant revenue from sales of any products and expect to incur losses for the foreseeable future; our future viability is difficult to assess due to our short operating history and our future need for substantial additional capital, access to which could be limited by any adverse developments that affect the financial markets; raising additional capital may cause our stockholders to be diluted, among other adverse effects; instability and operational disruptions at government agencies, such as the FDA, may adversely impact our development and commercialization plans by causing delays and requiring the use of additional, unforeseen resources to obtain regulatory approval for trials or products in our pipeline; we operate in a highly regulated industry and face many challenges adapting to sudden changes in legislative reform or the regulatory environment, including due to government shutdowns and disruptions at government agencies, which cause delays, requires the use of additional, unforeseen resources, affects our pipeline stability, and could impair our ability to compete in international markets; we may not receive regulatory approval to market our developed product candidates within or outside of the U.S.; with respect to any of our product candidates that receive marketing approval, we may be subject to substantial penalties if we fail to comply with applicable regulatory requirements; our potential relationships with healthcare providers and third-party payors will be subject to certain healthcare laws and regulations, which could expose us to extensive potential liabilities; we rely on third parties for material aspects of our business, such as conducting our nonclinical and clinical trials and supplying and manufacturing bulk drug substances, which exposes us to certain risks; we may be unsuccessful in entering into or maintaining licensing arrangements or establishing strategic alliances on favorable terms, which could harm our business; inadequate patent protection for our product candidates may result in our competitors developing similar or identical products or technology, which would adversely affect our ability to successfully commercialize; we may be unable to obtain full protection for our intellectual property rights under U.S. or foreign laws; we may become involved in lawsuits for a variety of reasons associated with our intellectual property rights, including alleged infringement suits initiated by third parties; we are dependent on our key personnel, and if we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy; as we grow, we may not be able to operate internationally or adequately develop and expand our sales, marketing, distribution, and other corporate functions, which could disrupt our operations; the market price of our common stock is expected to be volatile and if we fail to comply with the continued listing standards of Nasdaq, our common stock may be delisted; and factors out of our control related to our securities, such as securities litigation or actions of activist stockholders, could adversely affect our business and stock price and cause us to incur significant expenses.  We discuss many of these risks in greater detail under Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Any forward-looking statement in this presentation speaks only as of the date hereof or as of the date specified herein. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable laws or regulations.  Disclosures and Forward-Looking Statements  2

  Meet Our Speakers  George Magrath, MD  Chief Executive Officer  Ben Yerxa, PhD  President  Sally Tucker, PhD  Chief Medical Officer  Ash Jayagopal, PhD, MBA   Chief Scientific & Development Officer  Joe Schachle, MBA Chief Operating Officer  Jean Bennett, MD, PhD  University of Pennsylvania  Kenneth Fan, MD, MBA  Retina Consultants of Texas  Professor Robert MacLaren  University of Oxford  Lejla Vajzovic, MD  Duke University  Todd Durham, PhD, MS  Foundation Fighting Blindness  Opus Genetics Leadership  Key Opinion Leaders  Bart Leroy, MD, PhD  Ghent University Hospital  3

Agenda – Part 1

Topic	Speaker(s)
Company Introduction	George Magrath, MD Jean Bennett, MD, PhD
RDH12	Kenneth Fan, MD, MBA Ash Jayagopal, PhD
MERTK	Professor Robert MacLaren Ash Jayagopal, PhD
RHO	Lejla Vajzovic, MD Ash Jayagopal, PhD
Clinical Development Strategy	Sally Tucker, PhD
Q&A	Ben Yerxa, PhD (Moderator)

4

OPUS GENETICS

 Agenda – Part 2  Topic  Speaker(s)  LCA5  Bart Leroy, MD, PhD  BEST1  Ash Jayagopal, PhD  George Magrath, MD  IRD Patient Journey and Disease Prevalence  Joe Schachle, MBA  Patient Recruitment & Retention Panel  Ben Yerxa, PhD (Moderator)  Jean Bennett, MD, PhDTodd Durham, PhD, MS  Bart Leroy, MD, PhD  Q&A  Ben Yerxa, PhD (Moderator)  Summary Takeaways  George Magrath, MD  5

 Company Introduction  George Magrath, MD  Chief Executive Officer  Opus Genetics

The Opus Opportunity: Fully-Funded to Advance 5 IRD Clinical Programs

7 Targeted IRD AAV gene therapy assets

Portfolio approach produces multiple data readouts and milestones

Validated science & delivery approach

Follow-on treatments from the first approved IRD gene therapy

1st Mover advantage in multiple indications

Broad IP protection and eligible for Orphan Drug exclusivity

Streamlined timelines & capital efficiency

Cost-effective development: Efficient programs with compelling economics

Rare disease regulatory advantages

Flexibility & potentially streamlined paths to approval

Revenue & partnership streams drive value

Non-dilutive & voucher funding plus partnered strategic financial asset

LCA5 — BEST1 — RDH12 — MERTK — RHO — CNGB1 — NMNAT1

AAV, adeno-associated virus; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; IP, intellectual property; IRD, inherited retinal disease; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase; RDH12, retinol dehydrogenase 12; RHO, rhodopsin.

7

OPUS GENETICS

Targeting Seven IRD-Causing Gene Mutations



Inherited Retinal Disorders
Targeted Types of IRDs
Bestro-phinopathies
Leber Congenital Amaurosis
Retinitis Pigmentosa
Targeted IRD Disease Subtypes
BVMD
ARB
LCA
LCA
LCA
ADRP
ARRP
Targeted IRD-Causing Gene Mutations
BEST1
LCA5
NMNAT1
RDH12
RHO
MERTK
CNGB1
IRD Mutations of Interest

8

ADRP, autosomal dominant retinitis pigmentosa; ARRP, autosomal recessive retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; IRD, inherited retinal disease; LCA, Leber congenital amaurosis; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase; RHO, rhodopsin; RDH12, retinol dehydrogenase 12.

OPUS GENETICS

Building a Differentiated Gene Therapy Pipeline


Preclinical
IND-enabling
Phase 1/2
Phase 3
Approval
OPGx-LCA5 LCA
co-funded by FDA OOPD
OPGx-BEST1
Bestrophinopathies
OPGx-RHO adRP
co-funded by FFB & NIH
OPGx-RDH12 LCA
co-funded by Global RDH12 Alliance
OPGx-MERTK RP
co-funded by FFB RD Fund & Abu Dhabi's Healthcare Research and Innovation Fund
OPGx-NMNAT1 LCA
OPGx-CNGB1 RP
NIH-funded consortium
Undisclosed IRD GTx

All gene therapy programs have the potential to qualify for a Priority Review Voucher

Opus Genetics owns worldwide rights to all gene therapy programs.

adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA OOPD, Food and Drug Administration Office of Orphan Products Development; FFB, Foundation Fighting Blindness; LCA5, Leber congenital amaurosis 5; NIH, National Institutes of Health; RD, retinal degeneration; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase.

9

OPUS GENETICS

Fully-Funded to Support Multiple Clinical Inflection Points

Current Cash Runway into 2029 Funds Five Clinical Programs Through to Potential Product Approvals and PRV Opportunities


Sept 2026
BEST1 Cohort 1 3-month results
Oct 2026
PDUFA date for Phentolamine sNDA
Q4 2026
LCA5 Phase 3 dosing initiation
Q4 2026
RDH12 clinical study initiation
Q1 2027
MERTK clinical study initiation
2H 2027
RHO clinical study initiation
4 Clinical Data Readouts Expected in 2027

Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.

Phentolamine ophthalmic solution 0.75% is a commercial partnered program; it is FDA-approved for the treatment of pharmacologically-induced mydriasis; an sNDA has been submitted for the treatment of presbyopia. BEST1, bestrophin 1; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; PDUFA, Prescription Drug User Fee Act; PRV, Priority Review Voucher; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; sNDA, supplemental New Drug Application.

10

OPUS GENETICS

 Scientific OverviewJean Bennett, MD, PhDF.M. Kirby Emeritus Professor of Ophthalmology Perelman School of Medicine, University of PennsylvaniaPhiladelphia, PA

 12  Inherited Retinal Degeneration Disease Target Selection*  *Assumes gene has been cloned, characterized and intervention is gene-specific.  Optimal Targets  Developmental conditions  Large genes  Slowly progressive disease  Natural history unknown  Asymmetric disease  Extraordinarily rare   Can target affected cells before they have degenerated  Lack of function disease  Small gene/promoter  AAV transduces target cells efficiently  Disease severe enough to detect improvement  Relevant animal/cell model(s)  Quick readout  Relatively prevalent  More Challenging  Spark Therapeutics  377  348  RPE65  CHM

 13  Treat the function to reverse pathology and restore or preserve vision  Structure-Function Dissociation: The Clinical Imperative  Targeting Diseases Where the Structure is Intact  Retinal structure is relatively preservedeven though visual function is already impaired  This creates a “therapeutic window” where there are still enough viable cells for AAV gene replacement to restore function  Pick the right patients, and choose meaningful endpoints for our clinical trials  Clinical evidence for curative potential in IRDs  AAV, adeno-associated virus; IRD, inherited retinal disease.

 14  Inspiration from Patients and Families  LCA-RDH12 Kids  LCA-LCA5 and LCA-RDH12:  Ciliopathies  Rare  Imaging: Treatable photoreceptors in childhood, young adults  Animal & cell models  Compared to RPE65:   More severe   Earlier onset  1st to be identified with LCA5  LCA5, Leber congenital amaurosis 5; RPE65, retinal pigment epithelium-specific 65 kDa protein; RDH12, retinol dehydrogenase 12.

 15  Patient-Academic Partnerships and Opus Genetics: The LCA5 Story  Identification of LCA5  (Nijmegen, 2007)  Proof-of-Concept:  LCA5 Gene Therapy (2018)  Lca5-/- Mouse (P. Nishina)  LCA5 Consortium (2011)  GMP AAV  LCA5 Clinical Trial Initiated (2023)  1990  1995  2000  2005  2025  2020  2015  2010  AAV, adeno-associated virus; GMP, Good Manufacturing Practices; LCA5, Leber congenital amaurosis 5.

 Abundant Safety Data  >140 retinal gene therapy clinical trials initiated  Gene therapy centers around the world  Thousands of eyes have been injected  Numerous disease targets  Variety of strategies  Excellent safety data  Familiarity with gene therapy surgical procedures, vector handling and storage, genotype-phenotype correlations, outcome measures  Half a dozen retinal gene therapy clinical trials will read out within the next year  Efficacy/Durability Data – LUXTURNA® (voretigene neparvovec-rzyl)  Long-term durability data (>9 years and counting) for Phase 3  Real world efficacy similar to that reported in clinical trials  16  Status of Retinal Gene Therapy  LUXTURNA® is a registered trademark of Spark Therapeutics, Inc.

Numerous Obstacles to Retinal Gene Therapy Have Been Overcome

> In the 2000's

- No path/regulatory issues
- De-risk safety of subretinal AAV
- Accurate dosing (prevent AAV adherence)
- Surgical delivery
- Lack of genotyped patients
- Pediatric subjects
- Immune status
- FDA requirements:
  - Injection of contralateral eye
  - Control group
- Lack of natural history data
- Lack of relevant outcome measures
- Potency assays

> 2026: More Potential Outcome Measures


H V Z D S
N C V K D
C Z S H N
O N V S R
K D N R O
Z K C S V

Reading the Eye Chart

Navigation



Multi-Luminance Mobility Test

Change in Disease Progression


OAKS
18%
22%



Orientation, Object Detection



Perimetry



Anatomy

PennCAROT Center for Retinal and Ocular Therapy

17

AAV, adeno-associated virus; FDA, Food and Drug Administration; GMP, Good Manufacturing Practices; LCA5, Leber congenital amaurosis 5.

OPUS GENETICS

 RDH12 Overview  Kenneth Fan, MD, MBA Retina Consultants of Texas  Houston, TX

 Overview & prevalence  Mutations in RDH12 cause a severe form of LCA, which leads to early, rapid vision loss in infancy/childhood, often resulting in legal blindness before the third decade of life1  Most frequent phenotype of RDH12 is autosomal recessive/LCA2  Accounts for ~3.5-10.5% of all LCA cases1  Global prevalence*: ~30,900 patients3  Middle East / North Africa prevalence: ~17,500 patients3  U.S. prevalence: ~2,500 patients3  Clinical features  Dense intraretinal pigmentation and macular atrophy with yellowish discoloration and pigmentation1,4  Gold foil-like reflectance and watercolor appearance1  Early peripheral RPE atrophy with pigmented deposits, including bone spicules1  Peripapillary sparing1  Symptoms1,4  Loss of peripheral and central vision  Photophobia  Nystagmus  Night blindness  19  RDH12: An Early-Onset Inherited Retinal Degeneration  *Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.  LCA, Leber congenital amaurosis; RDH12, retinol dehydrogenase 12; RPE, retinal pigment epithelium.  1. Varela MD, et al. Ophthalmic Genet. 2022;43:301-306. 2. Aleman TS, et al. Invest Ophthalmol Vis Sci. 2018;59:5225-5236. 3. Triangle Insights Analysis 2026. Opus Genetics, Inc. 4. Kumaran N. Br J Ophthalmol. 2017;101:1147-1154.     Images courtesy of Kenneth Fan, MD

RDH12 is a Critical Protector of Photoreceptor Health and Function

- *RDH12* is an enzyme expressed specifically in **photoreceptor inner segments**[1]
- Plays a **key role in clearing toxic byproducts,** such as all-*trans*-retinal, created during the visual process[1]
- When *RDH12* is not functioning properly, toxic substances build up and damage retinal cells, **leading to progressive vision loss that occurs in LCA**[1]



Outer segment
RDH8
Retinol
Visual cycle
ABCA4
All-trans retinal
Rhodopsin
(11-cis retinal)
Inner segment
Excess + Conjugates (A2E, 4-HNE)
RDH12
Retinol
Oxidative and endoplasmic reticulum stress
Apoptosis

RDH12 role within photoreceptors. Figure from Varela MD, et al. *Ophthalmic Genet.* 2022;43:301-306.

LCA, Leber congenital amaurosis; RDH12, retinol dehydrogenase 12.
1. Varela MD, et al. *Ophthalmic Genet.* 2022;43:301-306.

20

OPUS GENETICS

RDH12 Structural Changes Define the Therapeutic Window

- Longitudinal studies of *RDH12* patients suggest relatively preserved visual acuity with steep decline in second decade of life
  - Generally, VA maintained to ~20/200 or better for first two decades
  - Thereafter, VA steeply declines toward finger counting, light perception only
- Functional signals remain in extramacular rod function and in cone-mediated foveal vision
- Extramacular (peripheral) rod function is present even in face of VA decline
- Ideal treatment window is pre-adolescence, but patients up to 2nd decade may benefit prior to steep VA decline

Structure-function dissociation creates favorable pathobiology for AAV gene replacement in *RDH12* similar to *RPE65*



RDH12, P4
RPE65, P6
Sensitivity [dB]
30 20 10 0
Sensitivity [dB]
30 20 10 0
100 µm



ONL thickness [µm]
140
120
100
80
60
40
20
0
40 30 20 10 0
Sensitivity [dB]
P4
P6
RDH12
RPE65
Pts
Normal

Generally lower ONL thickness, but improved cone-mediated sensitivity in *RDH12* patient (circled region indicates 1.5 log units or 30 times better sensitivity in *RDH12* vs *RPE65*)

21

AAV, adeno-associated virus; ONL, outer nuclear layer; ONL, outer nuclear layer; RDH12, retinol dehydrogenase 12; RPE65, retinal pigment epithelium-specific 65 kDa protein; VA, visual acuity.
Jacobson SG, et al. *Invest Ophthalmol Vis Sci*. 2007;48:332–338

OPUS GENETICS

 OPGx-RDH12 Scientific Overview  Ash Jayagopal, PhD, MBA  Chief Scientific and Development Officer   Opus Genetics

 Success with LUXTURNA® indicates potential restoration of the retinoid cycle can rescue retinal function  Established AAV8 vector, codon optimized transgene, and specific promoter targets photoreceptors  Designed to restore visual cycle function in the inner segments of photoreceptors  OPGx-RDH12 Gene Therapy is Designed to Restore a Key Component of the Visual Cycle   OPGx-RDH12 Gene Therapy  Vector  AAV8  Delivery  Single subretinal injection  23  AAV8, adeno-associated virus serotype 8; RK1, rhodopsin kinase 1.

OPGx-RDH12 Delivered a Functional *RDH12* Enzyme In Vivo

- **OPGx-RDH12 restored *RDH12* protein expression and enzymatic activity** in an *RDH12* deficient mouse model ($RDH12^{KO}$) in a dose-dependent manner

- **Restoration of *RDH12* expression and function was achieved** in $RDH12^{KO}$ mice (3E10 vg/eye)

***RDH12* in vivo enzyme activity**



Substrate Conversion (%)
100
80
60
40
20
0
NS
****
NS
****
NS
Excipient
1E10
3E10
3E10 + Tracer
Tracer

Ordinary 1 way ANOVA
****p<0.0001; NS: not significant

OPGx-RDH12-mediated expression in $RDH12^{KO}$ mice



Excipient
AAV8b.RK1. Native.RDH12
AAV8b.RK1. Hopt.RDH12
+ve control
A1 A2 A3 A1 A2 A3 A1 A2 A3
Tubulin
RDH12
51kDa
39kDa

24

AAV8, adeno-Associated Virus Serotype 8; HPLC, high-performance liquid chromatography; hRDH12, human retinol dehydrogenase 12; PR, photoreceptor; RDH12, retinol dehydrogenase 12; $RDH12^{KO}$, retinol dehydrogenase 12 knockout; RGC, retinal ganglion cell; RK1, rhodopsin kinase 1.
Data on file, Opus Genetics, Inc.

OPGx-RDH12 Gene Therapy Restored Structure and Function

- RDH12^{KO} mice lack retinal phenotype observed in human *RDH12* IRD
  - However, mice are susceptible to bright light induced retinal degeneration vs. WT mice[1]
- AAV8 encoding for hRDH12 in RDH12$^{-/-}$ mouse models of light induced retinal degeneration **restored structure and function, supporting potential clinical applications**[1]

Preventative treatment of *RDH12* with AAV8 restores structure and function (water maze test)[2]



Rdh12+/+-LD
Rdh12-/--LD
Preventive
Salvage
RPE
POS
PIS
ONL
OPL
INL
IPL
GCL
A
Correct choices (%)
B
Time to platform (s)
C
Distance travelled (cm)
D

RDH12 retinal expression in retina



25

AAV8, adeno-Associated Virus Serotype 8; hRDH12, human retinol dehydrogenase 12; IRD, inherited retinal disease; RDH12, retinol dehydrogenase 12; WT, wild type.

1. Bian J, et al. *Drug Des Devel Ther.* 2021;15:3531-3591.

OPUS GENETICS

 MERTK Overview  Professor Robert MacLarenUniversity of Oxford  Oxford, England

MERTK: Early-onset Inherited Retinal Disease with Rapid Vision Loss

Overview & prevalence

- Severe form of autosomal recessive RP, which has an early-onset (childhood or adolescence) and results in rapid vision loss[1]
- Accounts for ~2% of all autosomal recessive RP cases[1]
- **Global prevalence*:** ~21,960 patients[2]
- **Middle East / North Africa prevalence:** ~14,300 patients[2]
- **U.S. prevalence:** ~2,600 patients[2]

Clinical features[1]

- Early macular atrophy
- Optic disc pallor (often alongside retinal vessel attenuation)
- Pigmentary retinopathy
- Abnormal autofluorescence of macula or bullseye maculopathy (ring-like macular lesion)
- Subretinal deposits

Symptoms[1]

- Peripheral vision loss, followed by central vision
- Night blindness
- Photophobia
- Myopia
- Abnormal color vision


R

Images courtesy of Kenneth Fan, MD

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.
MERTK, MER proto-oncogene tyrosine kinase; RP, retinitis pigmentosa.

1. Audo I, et al. *Hum Mutat.* 2018 Jul;39:887-913. **2.** Triangle Insights Analysis 2026. Opus Genetics, Inc.

27

OPUS GENETICS

 MERTK is a receptor tyrosine kinase highly expressed on RPE cells  Essential for phagocytosis of photoreceptor outer segments by the RPE  Loss of MERTK function results in impaired phagocytosis, debris accumulation, leading to eventual photoreceptor death and progressive vision loss  28  MERTK is the Metabolic Gatekeeper in the Retina  MERTK, MER proto-oncogene tyrosine kinase; RPE, retinal pigment epithelium.  Shen-Sampas J, et al. Int Ophthalmol Clin. 2021;61:143-148.   Image created by Opus Genetics, Inc.

Functional Loss Precedes Structural Degeneration, Creating an Opportunity for Gene Therapy

- Early and reduced rod photoreceptor function with cones affected later[1]
- Significant, often asymmetric, reduction in VA usually occurs by teenage years, followed by progressive VA loss through adulthood[1]
- *MERTK*-related IRD is considered a prime candidate for gene therapy because the underlying structure of the retina is preserved in early stages despite functional loss[1,2]

Autofluorescence shows RPE mottling, pigmentary changes, and vascular attenuation



OCT shows thinning of retina with some preservation of photoreceptors



IRD, inherited retinal disease; MERTK, MER proto-oncogene tyrosine kinase; OCT, optical coherence tomography; RPE, retinal pigment epithelium; VA, visual acuity.

1. Ghazi NG, et al. *Hum Genet.* 2016;135:327-343. 2. Shen-Sampas J, et al. *Int Ophthalmol Clin.* 2021;61:143-148.

29

 OPGx-MERTK Scientific Overview  Ash Jayagopal, PhD, MBA  Chief Scientific and Development Officer   Opus Genetics

 Vector  AAV2  Delivery  Single subretinal injection  Same AAV2 capsid used in LUXTURNA®   OPGx-MERTK is designed to restore critical RPE metabolic functions needed for retinal homeostasis  RPE-specificity conferred by promoter technology  31  OPGx-MERTK Gene Therapy is Designed to Restore Critical Retinal Pigment Epithelium Metabolic Functions   AAV2, adeno-associated virus serotype 8; ITR, inverted terminal repeat; RPE, retinal pigment epithelium; VMD2, vitelliform macular dystrophy 2.   OPGx-MERTK Gene Therapy

Preclinical Studies Provide Evidence of Retinal Preservation of Structure and Function

- *Mertk*^{kd} mice exhibited rapid loss of photoreceptors and decline in retinal function
- AAV2 encoding for hMERTK **protected majority of photoreceptor cells from degenerating**
- **Retinal function significantly increased** over that in the uninjected control eyes, where the response was almost abolished

Preventative treatment of *Mer*^{kd} mice with AAV2 encoding for hMERTK restored structure (ONL thickness) and function (electroretinography response)



RPE
ONL
a
RPE
OS
IS
ONL
b
UI
AAV2-VMD2-hMERTK
ONL Thickness (μm)
Inferior
Distance from ONH (mm)
Superior
c
UI
AAV2-VMD2-hMERTK
Amplitude (μV)
Scot b-wave
Scot a-wave
Phot b-wave
d

AAV2, adeno-associated virus serotype 2; hMERTK, human MER proto-oncogene tyrosine kinase; ONL, outer nuclear layer.
LaVail MM, et al. *Adv Exp Med Biol.* 2016;854:487-93.

32

 33  OPGx-MERTK Preserved ONL Thickness in RCS Rat Model of Retinal Degeneration  RCS naturally-occurring rat model of MERTK models the structural and functional time course of human MERTK degeneration   Exhibits MERTK deficiency in RPE cells, which enables testing of gene therapy interventions  OPGx-MERTK restored retinal structure (photoreceptors) in a dose-dependent manner   Control  Low Dose  Middle Dose  High Dose  Data on file, Opus Genetics, Inc.  ONL, outer nuclear layer; RCS, Royal College of Surgeons.

 RHO Overview  Lejla Vajzovic, MD  Duke University  Durham, NC

RHO: Highly Variable, Often Slowly Progressive Rod-Cone Dystrophy

Overview & prevalence	• Autosomal dominant RP is the most common autosomal dominant retinal disease[1] • More than 290 identified *RHO* mutations[1] • Variants in *RHO* are the most frequent cause of adRP (~20-30% of cases)[1] • **Global prevalence*:** ~30,200 patients[2] • **U.S. prevalence:** ~8,800 patients[2]
Clinical features[1,3]	• Bone spicule-like pigment • Mottled/granular appearance • Atrophy • Vessel attenuation • Hypoautofluorescent spots along with a hyperautofluorescent macular ring
Symptoms[1,3]	• Early-onset night blindness • Progressive peripheral visual field loss • Decline of central vision in later stages



Images courtesy of Kenneth Fan, MD

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.
adRP, autosomal dominant retinitis pigmentosa; RHO, rhodopsin; RP, retinitis pigmentosa;
1. Amaral RAS, et al. Exp. Biol. Med. 251:10893. doi: 10.3389/ebm.2026.10893. **2.** Triangle Insights Analysis 2026. Opus Genetics, Inc. 3. Varela MD, et al. *Invest Ophthalmol Vis Sci.* 2025;66:69.

35

OPUS GENETICS

Misfolded or Dysfunctional Rhodopsin Drives Photoreceptor Stress and Progressive Rod-Cone Degeneration

- ***RHO* encodes for rhodopsin,** a rod photoreceptor 11-*cis*-retinaldehyde photopigment located in the outer segment, critical for phototransduction
- Mutations in *RHO* can cause the rhodopsin protein to misfold or function abnormally, **leading to progressive photoreceptor degeneration and vision loss seen in adRP**
- Dominant *RHO* mutations are typically **gain-of-function,** necessitating ablate (knockdown) and replace gene therapy strategies, or **dominant-negative,** which affects wild type rhodopsin protein function



Class 3 Endocytosis Dysfunction
Late Endosome
Early Endosome
Arrestin
Endolysosome
Lysosome
Outer Segment
Ellipsoid
Inner Segment
Cell Body
Synaptic Terminal
Plasma Membrane
Cilium
Mitochondria
Golgi
Proteasome
Endoplasmic Reticulum
Nucleus
Class 4 Instability
Dark
Light
Class 1 Mistrafficking
G-Protein
Glutamate
Light
VXPX
Transducin
cGMP
GMP
Class 2 Misfolding in the ER
ERAD
Apoptosis
ER Stress
UPR Activation
UPRE
ROS

Schematic illustration of the potential pathogenic consequences caused by rhodopsin mutations

36

adRP, autosomal dominant retinitis pigmentosa; RHO, rhodopsin.
Athanasiou et al. *Prog Retin Eye Res.* 2018;62:1-23.

36

Progressive Peripheral Field Loss Followed By Central Vision Decline

- Typical pattern of **rod degeneration beginning in childhood** (accompanied by night blindness) with **subsequent degeneration of cones**[1]
- **Two distinct phenotypes**[1,2]
  - **Class A:** Severely abnormal rod function from early life, cystoid changes common
  - **Class B:** Maintain rod function into adulthood, structural degeneration progresses from inferior retina (superior field) to central and superior
- **Photoreceptors are present for a longer time, lending to a meaningful treatment window before complete degeneration**[1,2]


Class A
F1,P1, Age 14
Class B
F7,P1, Age 18
A
KINETIC PERIMETRY
B
ROD SENSITIVITY LOSS
CONE SENSITIVITY LOSS
Eccentricity (deg)
30 dB

Functional loss[2]**:**

Widespread in Class A; localized to superior field in Class B

Rod > cone dysfunction in both classes


Normal
Rod
Cone
INL
ONL
RPE
Class A RHO-ADRP [F1,P1]
Class B RHO-ADRP [F8,P1]
100 µm

Structural loss co-localized with photoreceptor sensitivity losses[2]

Inferior retina, demonstrating loss inferiorly in Class B[2]

1. Athanasiou et al. *Prog Retin Eye Res.* 2018;62:1-23. 2. Aleman et *al. Invest Ophthalmol Vis Sci.* 2008;49:1580-1590.

37

 OPGx-RHO Scientific Overview  Ash Jayagopal, PhD, MBA  Chief Scientific and Development Officer   Opus Genetics

OPGx-RHO Gene Therapy is Designed to "Silence and Replace" in Autosomal Dominant RHO

- Silence ($shRNA_{820}$) and replace (RHO_{820}) strategy
- Use of AAV5 and rod-specific promoter
- Targets expression of codon-optimized human RHO transgene to rod and cone photoreceptors while selectively suppressing the endogenous mutant (and toxic) RHO protein

OPGx-RHO Gene Therapy	
Vector	AAV5
Delivery	Single subretinal injection

39

AAV, adeno-associated virus; RHO, rhodopsin, scAAV5, self-complementary adeno-associated virus serotype 5; WT, wild type.

OPUS GENETICS

 Canine Model of RHO adRP as a Test Bed for Therapeutic Studies  Canine model of RHO with naturally-occurring heterozygous T4R mutation provides opportunity to test therapeutic interventions  Slow recovery of rod function after light exposure  Mirrors pattern of retinal degeneration in human adRP  Susceptible to light damage and subsequent PR cell death  Acute light exposure can be used to accelerate pathology  40  Retinal topographic changes: Progressive thinning in superior temporal quadrants, reflecting scotomas in adRP patients  Kijas et al.., PNAS 2002  Sudharsan et al.., IOVS 2017  adRP, autosomal dominant retinitis pigmentosa; PR, photoreceptor; RHO, rhodopsin; RPE, retinal pigment epithelium.   40

OPGx-RHO: Knockdown and Replacement in T4R adRP-RHO Canines



A
EM418-OSasOD
post Inj.
post LE
ONL
IS/OS Int.
B
EM425-OSasOD
post Inj.
post LE
ONL
IS/OS Int.
80
ONL Thickness [um]
0
10°
n/d
< 3SD
±3SD
> 3SD
C
9 wks post Inj. / 2 wks post LE
TREATED
Transition zone
UNTREATED
EM418-OS (5x10¹¹ vg/mL)
RHO / hCA
ONL
OS
INL
20 µm
100 µm
D
13 wks post Inj. / 2 wks post LE
EM425-OS (5 x 10¹¹ vg/mL)
ONL
OS
INL
20 µm
100 µm

adRP, autosomal dominant retinitis pigmentosa.
Cideciyan AV, et al. *Proc Natl Acad Sci* USA. 2018;115:E8547-E8556.

41

 42  OPGx-RHO Maintained Rod Morphology in TgP23H Retinas  Dose-dependent preservation of rod morphology observed at 20-31 weeks post injection of OPGX-RHO  1.5 x 1010 vg/eye (“mid-low dose”) estimated to be minimal effective dose for rod preservation using immunofluorescence analysis  Data on file.

 43  OPGx-RHO Maintained Cone Morphology in TgP23H Retinas  Dose-dependent preservation of cone morphology observed at 20-31 weeks post injection of OPGX-RHO  1.5 x 1010 vg/eye (“mid-low dose”) estimated to be minimal effective dose for cone preservation using immunofluorescence analysis  Data on file.

 Clinical Development Strategy  Sally Tucker, PhD  Chief Medical Officer  Opus Genetics

 45  Targeting IRDs with Structure-Function Dissociation  Bestrophinopathies  LCA  RP  Age of onset  Childhood (ARB) to adulthood (BVMD)  Birth or infancy  Adolescence to adulthood  Progression  Often slow and variable progression  Severe, early disease and variable progression  Progression over decades  Symptomology  Defective RPE resulting in cone loss  Decreased central vision  Photophobia  Abnormal rod-cone functionality  Decreased central vision  Night blindness  Visual field loss / tunnel vision  Nystagmus  Our goal is to quickly improve or preserve visual function where retinal structure is relatively preserved  ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy; IRD, inherited retinal disease; LCA, Leber congenital amaurosis; RP, retinitis pigmentosa; RPE, retinal pigment epithelium.

Signs and Symptoms Directly Inform Selection of Key Endpoints

Signs
Vessel Narrowing, Pigment Retinopathy, Optic Disc Pallor, RPE Changes
ONL Thinning, Ellipsoid Zone Disruption, IRF/SRF Fluid, Macular Atrophy

Key Structural Endpoints
Fundus Photography, Fundus Autofluorescence (FAF)
Spectral Domain Optical Coherence Tomography (SD-OCT)

Symptoms
Decreased central vision
Night blindness
Visual field loss / tunnel vision
Nystagmus
Photophobia

Key Functional Endpoints
BCVA
LLVA
FST
Microperimetry
Contrast sensitivity
MLoMT
Static perimetry
Kinetic visual field testing
Pupillometry
QoL parameters

BCVA, best corrected visual acuity; FST, full-field stimulus test, LLVA, low luminance visual acuity; MLoMT, multi-luminance orientation and mobility test; QoL, quality of life.

46

OPUS GENETICS

 47  Clinical Studies Follow a Dose Exploration, Data-Driven Approach  Cohort 1 – Low Dose  5-6 participants; Adults (and adolescents)  Early efficacy signal allows conversion to a pivotal study  Safety; evaluate efficacy signal at higher dose  Cohort 2/3 –Mid/High Dose  5-6 participants; Adults (and adolescents)  Safety and maximum efficacy signal  Expand cohort to treat additional participants at low dose  Safety and maximum efficacy signal  Representative study design.  Expand cohort to treat additional participants at mid or high dose

 48  Targeting Initiation of Clinical Testing in All Three Programs within the Next Year  Program  Region  Study Initiation  RDH12  U.S.  Q4 2026  MERTK  Abu Dhabi  Q1 2027  RHO  Global locations  2H 2027  Clinical development timelines are based on current estimates and are subject to change.  MERTK, MER proto-oncogene tyrosine kinase; RDH12, retinol dehydrogenase 12; RHO, rhodopsin.

Our Strategic Partnerships Provide Path to Accelerated Recruitment

RDH12 Alliance

- Collaborative platform **uniting key patient advocacy groups dedicated to RDH12-related IRDs**
  - RDH12 Fund for Sight in the U.S.
  - Eyes on the Future in the UK

دائـــرة الـصـحـة
DEPARTMENT OF HEALTH

الجينـوم الإمـاراتي
EMIRATI GENOME

- **Partnership with Abu Dhabi Department of Health**; MERTK clinical development activities will be conducted at Cleveland Clinic Abu Dhabi
- Dedicated genetic testing program; Emerati Genome Program (EGP)
- High MERTK patient prevalence in the region (~14,300 in Middle East/Africa vs ~2,600 in the U.S.)

HOPE in FOCUS

FOUNDATION FIGHTING BLINDNESS

INVITAE

Sano

- **Multiple additional partnerships** aim to accelerate and support clinical development and patient enrollment efforts

IRD panel discussion with representative from Abu Dhabi DOH at BIO International June 24, 2026 in San Diego

49

DOH, Department of Health; IRD, inherited retinal disease; MERTK, MER proto-oncogene tyrosine kinase; RDH12, retinol dehydrogenase 12.

OPUS GENETICS

 Patient Recruitment and Retention Strategies   Patient education videos  Increase awareness of IRDs and study activities   Clinical trial participation video series  Observational study initiation (prior to treatment) to proactively identify IRD patients   Patient engagement  Involvement in family days and events  Community newsletters  Outreach across patient databases  88% clinical trial dropout rate due to lost to follow‑up, protocol nonadherence, and consent withdrawal2  Globally, more than 80% of clinical trials fail to enroll on time1  IRD, inherited retinal disease.  1. Desai M. Perspect Clin Res. 2020;11:51-53. 2. Poongothai S, et al. Perspect Clin Res. 2023;14:3-9.  Execution of patient advisory boards  Protocol optimization, endpoint selection and optimization, and assessment of burden  Trial participation support programs   Continued trial education  Coaching initiative pilot underway  50

 51  Patient Commitment to Expanding Awareness of Disease & Treatment

 Q&A  Moderated by Ben Yerxa  President  Opus Genetics

 OPGx-LCA5 Update  Bart Leroy, MD, PhD  Ghent University Hospital  Ghent, Belgium

LCA5: Early-onset, Severe IRD with Early Vision Loss

Overview & prevalence	• Very early onset severe disease typically presenting in infancy or early childhood[1] • *LCA5* represents ~2% of all LCA cases[1] • **Global prevalence*:** ~3,240 patients[2] • **U.S. prevalence:** ~170 patients[2]
Clinical features[1,3]	• Pigmentary retinopathy • Macular atrophy • Photoreceptor structure often preserved
Symptoms[1,3]	• Vision loss (typically starting in infancy); often limited to hand motions or light perception • Nystagmus • Hyperopia • Severe and early photoreceptor loss results in severely abnormal or non-detectable visual fields

LCA5 patients exhibit preserved photoreceptors in the central retina in adulthood despite disease severity and early onset



P1, age 6
P3, age 21
P4, age 22
P5 M/31yrs, 20/300 VA
OPL
RNFL
GCL
INL
ONL
RPE/BrM
P3 F/21yrs, light perception
ONL
200 µm
N

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.
LCA, Leber congenital amaurosis; VA, visual acuity.

1. Boldt K, et al. *J Clin Invest.* 2011;121(6):2169-2180. **2.** Triangle Insights Group Analysis, February 2026. **3.** Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30.

54

OPUS GENETICS

OPGx-LCA5 Gene Therapy is Designed to Restore a Key Protein of the Visual Cycle

- Lebercilin is a ciliary protein critical for the function of photoreceptor inner and outer segments[1]
- In *LCA5* patients, photoreceptor function is severely impaired due to a lack of functioning lebercilin[1]
  - However, photoreceptors can survive through the third decade of life, suggestive of a broad window for therapeutic intervention[2]
- **OPGx-LCA5 is designed to address mutations in the *LCA5* gene, which encodes for the lebercilin protein**
  - Clinically derisked AAV8 vector delivers a functional *LCA5* gene directly to photoreceptor cells, using same promoter technology as LUXTURNA®

OPGx-LCA5 Gene Therapy	
Vector	AAV8
Delivery	Single subretinal injection

AAV8, adeno-associated virus serotype 8; LCA5, Leber congenital amaurosis 5.
1. Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30. 2. Song JY, et al. *Mol Ther.* 2018;26:1581-1593.

55

OPUS GENETICS

 Visual Acuity Maintained in Adults Over 24 Months and Improved Over 6 Months in Pediatric Cohort   Improvement  Improvement  Mean Change from Baseline in VA  Adult Cohort (N=3)  Mean Change from Baseline in VA  Pediatric Cohort (N=3)  BL, baseline; CFB, change from baseline; M, month; VA, visual acuity.  56

 Full-Field Stimulus Test Demonstrated Durable Vision Improvement   BL, baseline; CFB, change from baseline; FST, Full-field stimulus test; M, month.  Mean CFB in Red and Blue FST Adult Cohort (N=3)  Mean CFB in Red and Blue FST Pediatric Cohort (N=3)  57

 Microperimetry Data Provides Evidence of Increased Sensitivity and Movement of Fixation Toward the Fovea  Adult Participant 01-04  Pediatric Participant 01-06  Microperimetry is a detailed, eye-tracking-assisted visual field test that creates a retinal sensitivity map of the macula by testing a patient's response to light at specific points.BL, baseline; M, month.  58  BL  M12  M24  BL  M6  M12

 Powerful Participant-Reported Outcomes After OPGx-LCA5 Treatment  59  Adult Participants  01-01: Reported being able to identify her children within a larger group of children 1 month after surgery which she previously could not have done.  01-03: Had no formative vision prior to treatment. Reported being able to see his newborn niece for the first time and watch his sister get married.  Described his newfound independence, including his ability to pour a glass of wine and drink it unassisted for the first time in his life.   Has been able to travel independently and, as a result, he acquired a new job, which requires a greater level of independence than he previously had.  01-04*: Reported that since treatment, she no longer requires a cane and can now navigate urban environments independently.  Pediatric Participants  01-05: Reported being able to walk and cook without the assistance of others, and how treatment has helped her in her writing capabilities.  01-06*: Reported a noticeable difference in the visual brightness between his treated and untreated eyes. Able to watch basketball and can see the players and follow the ball instead of watching the score ticker and listening.  01-07: Mostly nonvisual prior to treatment. Reported visiting a local zoo, where she was able to visualize an owl for the first time, and also reported having to learn colors and what a window was in a hotel  Participant-reported outcomes provided in follow up visits in 2025.  *01-04 and 01-06 were able to complete microperimetry.

 BEST1 Update  Ash Jayagopal, PhD, MBA  Chief Scientific and Development Officer   Opus Genetics

BEST1: Group of IRDs with a Range of Onset and Slow Rate of Progression

Overview & prevalence	• Mutations in *BEST1* have been associated with at least five clinically distinct retinal degenerative diseases, with onset from childhood to adulthood[1] • Accounts for ~3.5% of all IRDs[1] • **Global prevalence*:** ~21,800 patients[2] • **U.S. prevalence:** 8,400 patients (~8,000 BVMD and ~400 ARB)[2]
Clinical features[1,3]	• Serous retinal detachment • BVMD (most common) is characterized by vitelliform (“egg-yolk”) lesion beneath the macula[1] • Macular atrophy • CNV
Symptoms[3,4]	• Loss of central vision • Metamorphopsia (distorted vision) • Scotoma (blind spot) • Photophobia[4]

Most Common BEST1 Phenotypes


BVMD
ARB
ADVIRC

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.
ADVIRC, autosomal dominant vitreoretinochoroidopathy; ARB, autosomal recessive bestrophinopathy; BEST 1, bestrophin 1; BVMD, best vitelliform macular dystrophy; CNV, choroidal neovascularization; IRD, inherited retinal disease.

1. Amato A, et al. *Saudi J Ophthalmol.* 2023;37(4):287-295. 2. Triangle Insights Group Analysis, February 2026. 3. Johnson AA, et al. *Prog Retin Eye Res.* 2017;58:45-69. 4. Tripathy K, et al. StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024.

61

OPUS GENETICS

BEST1 Disease Biology

- ***BEST1* gene encodes for bestrophin-1**, a homopentameric (i.e. 5 identical monomers) Ca^{2+}-activated chloride channel required for RPE maintenance and retinal physiology
- ***BEST1* mutations disrupt cellular ion and fluid homeostasis** resulting in electrophysiological abnormalities, RPE dysfunction, and retinal degeneration via:
  - **Fluid accumulation** in subretinal space (detachment risk)
  - Defective **clearance of toxic waste** products (eg, lipid deposits)
  - **Impaired RPE-photoreceptor interactions** (eg, defective phagocytosis)


STAGE 1
Pre-vitelliform
VITELLIFORM DEPOSITS
Photoreceptors
Retinal Pigment Epithelium
Bruch's Membrane
Choriocapillaris
STAGE 2
Vitelliform
VITELLIFORM LESION
STAGE 3
Pseudohypopyon
PSEUDOHYPOPYON
STAGE 4
Vitelliruptive
SUBRETINAL FLUID
FRAGMENTED VITELLIFORM MATERIAL
STAGE 5
Atrophy/Fibrosis
ATROPHY

Stages of BVMD

BEST1, bestrophin 1; RPE, retinal pigment epithelium
Guziewicz KE, et al. *Prog Retin Eye Res.* 2017;58:70-88.

62

OPUS GENETICS

Pathogenic Mechanisms of *BEST1* Variants

NORMAL | RECESSIVE | DOMINANT NEGATIVE

LOSS-OF-FUNCTION | LOSS-OF-FUNCTION | GAIN-OF-FUNCTION


Cl- Cl- Cl- Cl-
Cl-
Cl-
Cl- Cl- Abnormal ion flux

Normal *BEST1*

↓Reduced protein expression, trafficking, or channel activity

E.g., *BEST1* variants in ARB

Mutant protein inhibits normal protein function

E.g., *BEST1* variants in BVMD

Mutant protein increases protein activity or introduces new function

E.g., *BEST1* variants in ADVIRC (<2% of population, very rare)

Normal monomer | Mutant monomer

BEST1, bestrophin 1 gene; ARB, autosomal recessive bestrophinopathy; BVMD, Best vitelliform macular dystrophy; ADVIRC, autosomal dominant vitreoretinochoroidopathy.
Haldrup SB, et al. *Int J Mol Sci.* 2025;26(19).

63

OPUS GENETICS

Most *BEST1* Variants May be Amenable to Gene Augmentation

NORMAL | **RECESSIVE** | **DOMINANT NEGATIVE**



Cl- Cl- Cl- Cl-

Normal *BEST1*

LOSS-OF-FUNCTION



Cl- Cl- Cl- Cl-

Introduction of functional *BEST1* restores normal function

E.g., ARB

LOSS-OF-FUNCTION



Cl- Cl- Cl- Cl-

Increasing functional *BEST1* expression *may* overcome mutant protein's dominant-negative effect

E.g., BVMD

GAIN-OF-FUNCTION



Cl- Cl- Cl-
Abnormal ion flux

Increasing functional *BEST1* does **not** overcome mutant protein function; **may require gene editing**

E.g., ADVIRC

Normal monomer | Mutant monomer

BEST1, bestrophin 1 gene; ARB, autosomal recessive bestrophinopathy; BVMD, Best vitelliform macular dystrophy; ADVIRC, autosomal dominant vitreoretinochoroidopathy.
Haldrup SB, et al. *Int J Mol Sci.* 2025;26(19).

64

OPUS GENETICS

 *Treatment-response assessment conducted on applicable mutations.  BEST1, bestrophin 1 gene; pA/pF, picoamperes per picofarad; YFP, yellow fluorescent protein; NaI, sodium iodide.  Sinha D, et al. Am J Hum Genet. 2020;107(2):278-292.   65  Paradigm for Guiding Treatment Decisions   In vitro engineering of cell line with patient-specific BEST1 mutation  Measure BEST1 channel function via two assays  Potential responder  Potential non-responder  Eligible for gene augmentation  Clinical Diagnosis  Genetic Testing to Identify BEST1 Variant  Functional Validation  Treatment-Response Assessment*  Clinician Recommendation  ‘Disease-in-a-dish’ Model  BEST1 channel activity restoration  Gene Augmentation  Persistent BEST1 channel dysfunction  Not eligible for gene augmentation  YFP fluorescence   100  70  40  0  150  300  Time after Nal addition (sec)  Normal BEST1  Patient BEST1  Normal  Patient  C  A

OPGx-BEST1 Gene Therapy is Designed to Target RPE and Restore Bestrophin Function

- Designed to restore retinal ion homeostasis in bestrophinopathies, ameliorating retinal structural and functional deficits
- *BEST1* is targeted using the AAV2 capsid employed in LUXTURNA® and an RPE-specific promoter
- Most bestrophinopathies exhibit a slow rate of decline and central photoreceptors usually remain viable for decades, providing a wide therapeutic window

OPGx-BEST1 Gene Therapy	
Vector	AAV2
Delivery	Single subretinal injection

66

AAV8, adeno-associated virus serotype 8; RK1, rhodopsin Kinase 1; RPE, retinal pigment epithelium.

OPUS GENETICS

 OPGx-BEST1 Clinical Update  George Magrath, MD  Chief Executive Officer  Opus Genetics

 *Worse eye deemed study (treated) eye.ARB, autosomal recessive bestrinopathy; BVMD, best vitelliform macular dystrophy; OD, right eye; OS, left eye; VA, visual acuity.   Baseline Participant Demographics  Participant #  101-101  101-104  102-101  102-102  101-106  Age  63  59  50  45  31  Sex  Female  Female  Male  Male  Male  BEST phenotype/mutation  ARB  ARB  BVMD  BVMD  BVMD  Study (treated) eye*  Left (OS)  Right (OD)  Left (OS)  Left (OS)  Left (OS)  Baseline VA (study/treated eye)  1.68  0.70  0.72  0.49  0.77  Baseline VA (fellow eye)  0.84  0.41  0.34  0.27  0.58  68

 69  Baseline OCT Example: 101-106 (BVMD)  Study Eye(Treated)  Fellow Eye (Untreated)  BVMD, best vitelliform macular dystrophy; OCT, optical coherence tomography.

 70  Baseline Microperimetry Example: 101-106 (BVMD)  Fellow Eye (Untreated)  Study Eye (Treated)  Sensitivity Map  Fixation Plot  Average Threshold  BVMD, best vitelliform macular dystrophy.

 IRD Patient Journey & Disease Prevalence  Joe Schachle, MBA  Chief Operating Officer  Opus Genetics

Patient Perspective: IRD Patient Flow Through Diagnosis & Genetic Testing


1
Clinical Evaluation
IRD suspected
2
Refer to Retina Specialist
Evaluation supports diagnosis of IRD
3
Engage genetic professional
IRD specialist or ocular genetic counselor
4
Recommend genetic testing
Patient agrees to genetic testing
Pathogenic or likely pathogenic variant
• Update clinical management as appropriate
• Recommend counseling and testing for at-risk members
• Determine eligibility for relevant clinical studies
Variants of uncertain significance
• Consider testing of family members
• Consider retest
No variants, benign variants
• No genetic disease or cause identified
Patient chooses not to have genetic testing
Clinical management
Periodic check in with expert provider

IRD, inherited retinal disease.

Sources: Lam, B. L., et al., Genetic Testing and Diagnosis of Inherited Retinal Diseases, *Orphanet Journal of Rare Diseases*. December 2021; American Academy of Ophthalmology, Guidelines on Clinical Assessment of Patients with Inherited Retinal Degenerations, October 2022; Ahmed, K., et al., Patient Attitudes towards prenatal diagnostic testing for inherited retinal disease, *Prenatal Diagnosis*, June 2015.

72
OPUS GENETICS

Evolution of IRD Prevalence Estimates

Original Primary Sources & Triangle Insights Research


HHS Public Access


Worldwide carrier frequency and genetic prevalence of autosomal recessive inherited retinal diseases

- **Stone, et al[1]**
  - 1,000 IRD families from 40 states in U.S.
  - Covers large portion of IRDs (104)
- **Hanany, et al[2]**
  - Global study of 277K sequence variants across 6 world populations
  - ONLY recessive for 187 IRDs
- **Triangle Insights Analysis[3]**
  - Conducted in 2023

Enhanced Comprehensive Source


United States
25,770
EU4 + UK
12,880
Middle East/ North Africa
45,200
China
39,600

Gene	U.S.	EU4 + UK	Middle East/ North Africa	China	Total Prevalence by Gene
LCA5	~170	~170	~1,400	~1,500	~3,240
BEST1	~8,400	~4,900	~3,600	~4,900	~21,800
RHO	~8,800	~4,600	~2,200	~14,600	~30,200
RDH12	~2,500	~1,000	~17,500	~9,900	~30,900
MERTK	~2,600	~460	~14,300	~4,600	~21,960
NMNAT1	~1,200	~750	~1,100	~2,200	~5,250
CNGB1	~2,100	~1,000	~5,100	~1,900	~10,100
Total Prevalence by Region	~25,770	~12,880	~45,200	~39,600	

Triangle Insights Group Research[4]

- Meta-analysis of published studies completed
- Comprehensive literature search yielded >90 unique sources across five geographies of interest
- U.S., EU4+UK, China, Japan, ME/NA

EU4 = France, Spain, Germany, & Italy.
IRD, inherited retinal disease; ME, Middle East; NA, North Africa.

1. Stone EM, et al. *Ophthalmology.* 2017;124:1314-1331. **2.** Hanany M, et al. *Proc Natl Acad Sci USA.* 2020;117:2710-2716. **3.** Triangle Insights Analysis, 2023. **4.** Triangle Insights Group Analysis, February 2026.

73

OPUS GENETICS

IRD Patient Prevalence Across Select Global Markets Provides Significant Opportunity


United States
25,770
EU4 + UK
12,880
Middle East/ North Africa
45,200
China
39,600

Gene	U.S.	EU4 + UK	Middle East/ North Africa	China	Total Prevalence by Gene
LCA5	~170	~170	~1,400	~1,500	~3,240
BEST1	~8,400	~4,900	~3,600	~4,900	~21,800
RHO	~8,800	~4,600	~2,200	~14,600	~30,200
RDH12	~2,500	~1,000	~17,500	~9,900	~30,900
MERTK	~2,600	~460	~14,300	~4,600	~21,960
NMNAT1	~1,200	~750	~1,100	~2,200	~5,250
CNGB1	~2,100	~1,000	~5,100	~1,900	~10,100
Total Prevalence by Region	**~25,770**	**~12,880**	**~45,200**	**~39,600**	

EU4 = France, Spain, Germany, & Italy.
BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; IRD, inherited retinal disease; LCA, Leber congenital amaurosis; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase; RHO, rhodopsin; RDH12, retinol dehydrogenase 12.
Source: Triangle Insights Group Analysis, February 2026.

74
OPUS GENETICS

 IRD Prevalence May Be Higher Than Current Estimates  BEST1 Prevalence   Analysis based on published studies with diagnostic testing to confirm diagnosis*   Estimated   8,400 Patients   in the U.S.   with BEST1  Patients may not undergo genetic testing when clinicians diagnose BEST1 disease based on the presence of a characteristic vitelliform (“egg-yolk”) lesion beneath the macula  Misdiagnosis may contribute to underestimation of BEST1 prevalence  “Quite a few of my BEST patients have been seen by other physicians in my practice and did not get the diagnosis of BEST disease. I think there are a lot of patients who are not being diagnosed correctly… I would say about 50%.” - Retinal Specialist  BEST1, bestrophin 1; IRD, inherited retinal disease.  Source: Triangle Insights Group Analysis, February 2026.  BEST1 Disease is Likely Underreported  75

 Patient Recruitment &Retention Panel  Moderator: Ben Yerxa  Panelists: Jean Bennett, MD, PhD  Todd Durham, PhD  Bart Leroy, MD, PhD

 Q&A

 Summary Takeaways  George Magrath, MD, MBA, MS  Chief Executive Officer

Fully-Funded to Support Multiple Clinical Inflection Points

Current Cash Runway into 2029 Funds Five Clinical Programs Through to Potential Product Approvals and PRV Opportunities



Sept 2026
BEST1 Cohort 1 3-month results
Oct 2026
PDUFA date for Phentolamine sNDA
Q4 2026
LCA5 Phase 3 dosing initiation
Q4 2026
RDH12 clinical study initiation
Q1 2027
MERTK clinical study initiation
2H 2027
RHO clinical study initiation
4 Clinical Data Readouts Expected in 2027

Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.

Phentolamine ophthalmic solution 0.75% is a commercial partnered program; it is FDA-approved for the treatment of pharmacologically-induced mydriasis; an sNDA has been submitted for the treatment of presbyopia.

BEST1, bestrophin 1; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; PDUFA, Prescription Drug User Fee Act; PRV, Priority Review Voucher; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; sNDA, supplemental New Drug Application.

79

OPUS GENETICS

80  Thank you